Filed Pursuant to Rule 497(e)

Securities Act registration no. 333-165633

Investment Company Act file no. 811-22397

IRONBRIDGE FUNDS, INC.

SUPPLEMENT DATED DECEMBER 17, 2012

TO
STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2012

On December 14, 2012, IronBridge Small Cap Fund (“Small Cap Fund”) completed the acquisition of the IronBridge Horizon Fund (“Horizon Fund”) and IronBridge SMID Cap Fund (with the Small Cap Fund, the “Acquiring Funds”) completed the acquisition of the IronBridge Skyline Fund (with the Horizon Fund, the “Acquired Funds”), in each case pursuant to a 2012 Plan of Reorganization (the “Plan”) executed by IronBridge Funds, Inc. (the “Company”) on behalf of the Acquiring Funds and the Acquired Funds.  Pursuant to the Plan, all of the shares of each Acquired Fund were converted into shares of the respective Acquiring Fund and each Acquired Fund has ceased operations.  Consequently, effective as of the date hereof, all references to each of the Acquired Funds in the Company’s Statement of Additional Information dated November 1, 2012, are hereby deleted.

In connection with the foregoing transactions, the Supplement Dated November 30, 2012 to Prospectus Dated November 1, 2012, is hereby removed from such Prospectus.

Please keep this supplement for future reference.